Exhibit 10.8

EXECUTION VERSION

LIMITED WAIVER AGREEMENT

This LIMITED WAIVER AGREEMENT (this “Agreement”), effective as of June 26, 2009 (the “Effective Date”), is by and among INTERNATIONAL TEXTILE GROUP, INC., a Delaware corporation (the “Borrower”) and the Purchasers signatory hereto. Unless otherwise specified herein, capitalized terms used in this Agreement shall have the meanings ascribed to them in the Note Purchase Agreement (as hereinafter defined).

RECITALS

WHEREAS, the Borrower and the Purchasers are parties to that certain Senior Subordinated Note Purchase Agreement, dated as of June 6, 2007 (as amended by that certain Amendment No. 2 to Senior Subordinated Note Purchase Agreement, dated as of December 24, 2008 (“Amendment No. 2”) and as the same has been or may be further amended, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”);

WHEREAS, the Indebtedness under the BST Credit Agreement will be due and payable in full on or about 12:00 p.m. prevailing Eastern Time of June 30, 2009 (the “BST Required Payment”), and on or about June 30, 2009, Global Safety Textiles Holdings LLC (a Delaware limited liability company and a direct, wholly-owned subsidiary of the Borrower and eight of its direct and indirect subsidiaries (specifically, GST ASCI Holdings Asia Pacific LLC, GST ASCI Holdings Europe, Inc., GST ASCI Holdings Europe II LLC, GST ASCI Holdings Mexico, Inc., GST Automotive Safety Components International, Inc., Global Safety Textiles LLC, Global Safety Textiles Acquisition GmbH and GST Widefabric International GmbH) intend to file voluntary petitions for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Filing”);

WHEREAS, the Borrower has requested that the Purchasers waive solely during the Waiver Period (as hereinafter defined) (i) any Event of Default under Section 12(f) of the Note Purchase Agreement occurring solely as a result of the Bankruptcy Filing and/or the failure to make the BST Required Payment and (ii) compliance with (x) Section 12(j) of the Note Purchase Agreement for the four fiscal quarter periods ending December 31, 2008 and March 31, 2009, (y) Section 12(k) of the Note Purchase Agreement for the fiscal quarters ending on December 31, 2008 and March 31, 2009 and (z) Section 12(1) of the Note Purchase Agreement for the fiscal quarters ending on December 31, 2008 and March 31, 2009 (such waivers, collectively, the “Specified Waiver”); and

WHEREAS, the Borrower has requested that the Purchasers agree to the Specified Waiver on the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants contained herein, and subject to the terms and conditions hereof, the Borrower and the Purchasers agree as follows:

1. Waiver and Related Provisions.

(a) Waiver Period; Enforcement Actions. Upon the satisfaction of the condition precedent set forth in Section 3 of this Agreement and subject to the terms hereof, the Purchasers hereby agree to the Specified Waiver solely during the period beginning on the Effective Date and ending immediately upon the earliest of (such period being referred to herein as the “Waiver Period”): (i) July 22, 2009 at 11:59 p.m. prevailing Eastern Time, (ii) the occurrence of any Default or Event of Default not subject to the Specified Waiver, (iii) any failure by the Borrower to comply with any undertaking set forth in this Agreement (including the reporting obligations in Section 1(c) and the obligations under Section 1(d) with respect to the engagement and payment of the Restructuring Advisor), or any breach of any covenant, representation or warranty set forth in this Agreement, (iv) the Senior Agent or any lender under the Senior Loan Documents exercising any enforcement action with respect to its claims against any Credit Party or with respect to the Collateral, (vi) the agent or any lender under the BST Credit Agreement exercising any enforcement action with respect to its claims against BST or (vii) the occurrence following the Effective Date of any change, event or occurrence that has or is reasonably likely to have a material adverse effect on (w) the business, assets, operations or financial condition of the Credit Parties taken as a whole, (x) the Credit Parties’ ability, taken as a whole, to pay any of the Obligations in accordance with the terms of the Note Purchase Agreement, (y) the Collateral or the Collateral Agent’s Liens, on behalf of itself and the other Secured Parties, taken as a whole or (z) the Collateral Agent’s or any Purchaser’s rights and remedies under the Note Purchase Agreement and the other Financing Documents, taken as a whole. Notwithstanding anything to the contrary herein, (i) any additional interest that would have become applicable as a result of the occurrence of any Default or Event of Default subject to the Specified Waiver shall at all times (including the Waiver Period) accrue on the Notes in the same manner as if the Specified Waiver had not been granted and (ii) during the Waiver Period, the Purchasers shall have the inspection rights under Section 8.3(b) of the Note Purchase Agreement that apply when a Default or an Event of Default exists.

(b) Reservation of Rights. The Purchasers expressly reserve the right to exercise all remedies under any Financing Document and under applicable law upon the expiration or termination of the Waiver Period in respect of all Defaults or Events of Default subject to the Specified Waiver and any other Default or Events of Default then existing. The Borrower hereby confirms that absent the Specified Waiver, (i) Events of Default would have occurred and be continuing as a result of the Borrower’s failure to comply with (x) Section 12(j) of the Note Purchase Agreement for the four fiscal quarter periods ending December 31, 2008 and March 31, 2009, (y) Section 12(k) of the Note Purchase Agreement for the fiscal quarters ending on December 31, 2008 and March 31, 2009 and (z) Section 12(1) of the Note Purchase Agreement for the fiscal quarters ending on December 31, 2008 and March 31, 2009 and (ii) Events of Default may occur and be continuing as a result of the Borrower’s failure to comply with Section 12(f) of the Note Purchase Agreement as a result of the Bankruptcy Filing and/or the failure to make the BST Required Payment. Nothing in this Agreement shall be deemed to constitute a waiver by any Purchaser of any such Defaults and Events of Default or any other Defaults or Events of Default, whether now existing or hereafter arising, or of any right or remedy that the Collateral Agent and the Purchasers may have under any of the Financing Documents or applicable law, except to the extent expressly set forth above.

(c) Information: Reporting etc. The Borrower shall deliver to the Purchasers (i) all statements, reports, analysis or findings of financial advisors and other representatives of the company and all other written materials and information provided by the Borrower or any of its Subsidiaries or Affiliates to the agents or lenders under the BST Credit Agreement or the Senior

Credit Agreement substantially contemporaneously with (and in any event within one calendar day of) delivery of any such materials to any agents or lenders under the BST Credit Agreement or the Senior Credit Agreement, and (ii) all term sheets, waivers, forbearances, restructuring proposals or other negotiation materials or correspondence related to any waiver, restructuring or refinancing under the BST Credit Agreement or the Senior Credit Agreement (other than (A) independent reports and analyses prepared by the lenders under the BST Credit Agreement or the Senior Credit Agreement or their advisors to the extent the Borrower is prohibited from disclosing such materials pursuant to confidentiality restrictions which the Borrower entered into upon not less than two (2) Business Days’ prior written notice to the Collateral Agent and after making a good faith effort to exclude the Purchasers from application thereof and (B) materials the Borrower is prohibited from disclosing pursuant to confidentiality restrictions entered into with the prior written consent of the Required Holders) substantially contemporaneously with (and in any event within one calendar day of) delivery of any such materials to (or receipt of any such materials from) any agents or lenders under the BST Credit Agreement or the Senior Credit Agreement (such information and materials under clauses (i) and (ii) the “Specified Materials”). The Borrowers shall furthermore cause the Purchasers to have access, at all times during reasonable business hours that the Collateral Agent or Purchasers may request, to any physical or electronic data room made available to the agent or lenders under the BST Credit Agreement or the Senior Credit Agreement.

(d) Restructuring Advisor.

(i) The Borrower acknowledges that Kurt Salmon Associates, Inc. (the “Restructuring Advisor”) shall be retained by counsel to the Collateral Agent to advise the Purchasers with respect to the matters contemplated by that certain letter agreement, dated as of June 11, 2009, among the Restructuring Advisor, the Borrower and the Collateral Agent (the “Engagement Letter”).

(ii) All of the fees and expenses of the Restructuring Advisor required to be paid under the Engagement Letter shall be paid by the Borrower pursuant to the terms of the Engagement Letter. All other out-of-pocket fees, costs and expenses (including attorneys’ fees and expenses) incurred by the Collateral Agent or any Purchaser in connection with the enforcement of the Financing Documents or otherwise reimbursable pursuant to the Financing Documents (including, without limitation, in connection with the negotiation, preparation, execution, delivery, and monitoring of compliance with this Agreement) shall be promptly paid upon demand and in any event within five (5) Business Days. The foregoing shall be without prejudice to, and shall not otherwise impair in any manner, any liability that the Borrower or Credit Parties may have to the Collateral Agent or the Purchasers for such fees, costs, and expenses or otherwise.

(e) Prior Understandings. This Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and supersedes all prior understandings and agreements, written or oral.

2. Representations and Warranties; Covenants.

(a) Enforceability. The Borrower hereby represents and warrants that this Agreement and the Note Purchase Agreement as may be modified by this Agreement, are the legal, valid and binding obligations of such party and are enforceable against such party in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b) Authorization; No Conflicts. The Borrower hereby represents and warrants that its execution, delivery and performance of this Agreement and its performance of the Note Purchase Agreement as modified by this Agreement, (i) have been duly authorized by all necessary action on the part of such party and are within such party’s corporate or similar powers, (ii) do not (A) contravene such party’s constituent documents, (B) violate any applicable requirement of law or (C) result in the imposition of any Lien upon any property of the Borrower or any of its Subsidiaries and (iii) do not require any permit of, or filing with, any Governmental Authority or any consent of, or notice to, any Person, other than those that, if not obtained, would not, in the aggregate, have a Material Adverse Effect.

(c) No Default; Representations and Warranties in Financing Documents. The Borrower hereby represents and warrants as of the date hereof that, (i) no Default or Event of Default has occurred and is continuing other than, to the extent in existence on the date hereof, Defaults or Events of Default which are the subject of the Specified Waiver and (ii) except solely by reason of any Defaults or Events of Default which are the subject of the Specified Waiver, all of the representations and warranties of such party contained in each Financing Document to which it is a party are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

3. Condition Precedent. This Agreement shall become effective as of the Effective Date upon the satisfaction of the following condition precedent in a manner satisfactory to the Required Holders:

(a) execution and delivery by the Borrower and the Purchasers sufficient to constitute Required Holders of their respective counterparts of this Agreement; and

(b) prior to or contemporaneous with the effectiveness of this Agreement, the Borrower shall have reimbursed the Purchasers for all reasonable, out-of-pocket expenses, including, without limitation, attorneys’ and paralegals’ fees and expenses, incurred or to be incurred by the Purchasers through the Effective Date in connection with the preparation, negotiation and execution of this Agreement or any document, instrument or other agreement delivered pursuant to this Agreement or otherwise in connection with the Note Purchase Agreement.

4. Ratification and Release; No Waiver.

(a) Ratification. The Borrower hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of the Collateral Agent or the Purchasers, as the case may be, under each Financing Document, (ii) agrees and acknowledges that the Liens in favor of the Collateral Agent and the Purchasers under each Financing Document constitute valid, binding, enforceable and perfected liens and security interests and are not, except as permitted by the terms thereof, subject to avoidance, disallowance or subordination pursuant to any requirement of law, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (iii) agrees and acknowledges that the Obligations (as defined in the Guaranty and Security Agreement) constitute legal, valid and binding obligations of the Credit Parties, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), and that (x) no offsets, defenses or counterclaims to the Obligations or any other causes of action with respect to the Obligations or the Financing Documents exist and (y) no portion of the Obligations is subject to avoidance, disallowance, reduction or subordination pursuant to any requirement of law, (iv) agrees that such ratification and reaffirmation is not a condition to the continued effectiveness of the Financing Documents, and (v) agrees that neither such ratification and reaffirmation, nor any Purchaser’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from each party to the Note Purchase Agreement with respect to any subsequent modifications, consent or waiver with respect to the Note Purchase Agreement or other Financing Documents. The Borrower acknowledges and agrees that any of the Financing Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), and shall not be impaired or limited by the execution or effectiveness of this Agreement. The Note Purchase Agreement and each other Financing Document is in all respects hereby ratified and confirmed and, except as specifically set forth in this Agreement, (1) neither the execution, delivery nor effectiveness of this Agreement shall operate as a waiver of any Default or Event of Default or any right, power or remedy of the Collateral Agent or any Purchaser of any provision contained in the Note Purchase Agreement or any other Financing Document, whether as a result of any Default, Event of Default or otherwise, and (2) the Note Purchase Agreement and other Financing Documents shall remain in full force and effect. This Agreement shall constitute a “Financing Document” for purposes of the Note Purchase Agreement.

(b) Release.

(i) In consideration of, among other things, the waivers and consents provided for herein, the Borrower forever waives, releases and discharges any and all claims (including, without limitation, cross-claims, counterclaims, rights of setoff and recoupment), causes of action, demands, suits, costs, expenses and damages that they now have, of whatsoever nature and kind, whether known or unknown, whether arising at law or in equity, against the Collateral Agent or any Purchaser (in their respective capacities as such) and any of their respective subsidiaries and affiliates, and each of their respective successors, assigns, officers, directors, employees, agents, attorneys and other representatives (collectively, the “Released Parties”), based in whole or in part on facts, whether or not known, existing on or prior to the date of this Agreement.

(ii) The Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any claim released, remised and discharged by such party pursuant to the above release. If the Borrower or any of its successors, assigns or other legal representations violates the foregoing covenant, each such party, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all attorneys’ fees and costs incurred by such Released Party as a result of such violation. The provisions of this Section 4(b) shall survive the termination of the Note Purchase Agreement and payment in full of the Obligations.

(c) No Waiver. No failure or delay of the Collateral Agent or any Purchaser in exercising, and no course of dealing with respect to, any power or right under the Note Purchase Agreement, under any other Financing Document or hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent and the Purchasers under the Note Purchase Agreement, under the other Financing Documents and hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of the Note Purchase Agreement, any other Financing Document or this Agreement or consent to any departure by the Borrower therefrom shall in any event be effective unless agreed to in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

5. Miscellaneous.

(a) Effect. This Waiver Agreement is limited to the specific purpose for which it is granted and, except as specifically set forth herein shall not be construed as a consent, waiver, amendment or other modification with respect to any term, condition or other provision of any Financing Document.

(b) Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

(c) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. This Agreement may also be executed by facsimile and each facsimile signature hereto shall be deemed for all purposes to be an original signatory page.

(d) APPLICABLE LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS THEREOF, BUT OTHERWISE WITHOUT REFERENCE TO THE CHOICE-OF-LAW PRINCIPLES OF THE LAW THEREOF.

(e) Section Titles. The section titles contained in this Agreement are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

(f) Costs and Expenses.

(i) The Borrower confirms its obligation in accordance with Section 16.1 of the Note Purchase Agreement to promptly pay upon demand and in any event within five (5) Business Days all out-of-pocket fees, costs and expenses (including attorneys’ fees and expenses) incurred by the Collateral Agent or any Purchaser in connection with the enforcement of the Financing Documents or otherwise reimbursable pursuant to the Financing Documents (including, without limitation, in connection with the negotiation, preparation, execution, delivery, and monitoring of compliance with this Agreement).

(ii) The Borrower agrees to promptly make such arrangements (including, without limitation, meetings in Europe or Asia with management of the Borrower or its Subsidiaries or members of the BST Group) as may be requested under Section 8.3(b) of the Note Purchase Agreement and to pay all fees and expenses incurred pursuant thereto within three (3) Business Days of demand.

(g) WAIVER. THE BORROWER, ON BEHALF OF ITSELF AND EACH CREDIT PARTY, TO THE FULLEST EXTENT ALLOWED UNDER APPLICABLE LAW, WAIVES ALL NOTICES THAT ANY SECURED PARTY MIGHT BE REQUIRED TO GIVE BUT FOR THIS WAIVER, INCLUDING ANY NOTICES OTHERWISE REQUIRED UNDER SECTION 6 OF ARTICLE 9 OF THE UCC CONCERNING THE APPLICABLE COLLATERAL (AND UNDER ANY SIMILAR RIGHTS TO NOTICE GRANTED IN ANY ENACTMENT OR REVISED ARTICLE 9 OF THE UCC). FURTHERMORE, THE LOAN PARTIES WAIVE (A) THE RIGHT TO NOTIFICATION OF DISPOSITION OF THE COLLATERAL UNDER §9-611 OF THE UCC, (B) THE RIGHT TO REQUIRE DISPOSITIONS OF THE COLLATERAL UNDER §9-620(E) OF THE UCC, AND (C) ALL RIGHTS TO REDEEM ANY OF THE COLLATERAL UNDER §9-623 OF THE UCC.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

BORROWER:

INTERNATIONAL TEXTILE GROUP, INC.

By:
Name:	Craig J. Hart
Title:	Vice President & Treasurer

Signature Page to Limited Waiver Agreement

PURCHASERS

CANYON VALUE REALIZATION FUND, L.P.

By: Canpartners Investments III, L.P., a California limited partnership

By: Canyon Capital Advisors LLC, a Delaware limited liability company

By:
Name:	Mitchell R. Julis
Title:	Authorized Signatory

Signature Page to Limited Waiver Agreement

CCP F, L.P.

By: Clearlake Capital Partners, LLC, its general partner

By: CCG Operations, LLC, its managing member

By:
Name:
Title:

Signature Page to Limited Waiver Agreement

REAFFIRMATION AND RELEASE

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Limited Waiver Agreement, effective as of May 8, 2009 (the “Limited Waiver Agreement”) by and among International Textile Group, Inc., a Delaware corporation (the “Borrower”) and the Purchasers signatory thereto (the “Purchasers”). Capitalized terms used in this Reaffirmation and Release and not defined herein shall have the meanings given to them in the Senior Subordinated Note Purchase Agreement, dated as of June 6, 2007 (as amended by that certain Amendment No. 2 to Senior Subordinated Note Purchase Agreement, dated as of December 24, 2008 and as the same has been or may be further amended, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”).

Each of the undersigned consents to the Limited Waiver Agreement and reaffirms the terms and conditions of the Guaranty and Security Agreement and each other Financing Document executed by it. Each of the undersigned hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of the Collateral Agent or the Purchasers, as the case may be, under each Financing Document, (ii) agrees and acknowledges that the Liens in favor of the Collateral Agent and the Purchasers under each Financing Document constitute valid, binding, enforceable and perfected liens and security interests and are not, except as permitted by the terms thereof, subject to avoidance, disallowance or subordination pursuant to any requirement of law, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (iii) agrees and acknowledges that the Obligations (as defined in the Guaranty and Security Agreement) constitute legal, valid and binding obligations of the Credit Parties, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), and that (x) no offsets, defenses or counterclaims to the Obligations or any other causes of action with respect to the Obligations or the Financing Documents exist and (y) no portion of the Obligations is subject to avoidance, disallowance, reduction or subordination pursuant to any requirement of law, (iv) agrees that such ratification and reaffirmation is not a condition to the continued effectiveness of the Financing Documents, and (v) agrees that neither such ratification and reaffirmation, nor any Purchaser’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from each party to the Note Purchase Agreement with respect to any subsequent modifications, consent or waiver with respect to the Note Purchase Agreement or other Financing Documents. Each of the undersigned acknowledges and agrees that any of the Financing Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), and shall not be impaired or limited by the execution or effectiveness of this Reaffirmation and Release. This Reaffirmation and Release shall constitute a “Financing Document” for purposes of the Note

Purchase Agreement.

In consideration of, among other things, the waivers and consents provided for in the Limited Waiver Agreement, each of the undersigned forever waives, releases and discharges any and all claims (including, without limitation, cross-claims, counterclaims, rights of setoff and recoupment), causes of action, demands, suits, costs, expenses and damages that they now have, of whatsoever nature and kind, whether known or unknown, whether arising at law or in equity, against the Collateral Agent or any Purchaser (in their respective capacities as such) and any of their respective subsidiaries and affiliates, and each of their respective successors, assigns, officers, directors, employees, agents, attorneys and other representatives (collectively, the “Released Parties”), based in whole or in part on facts, whether or not known, existing on or prior to the date of this Reaffirmation and Release.

Each of the undersigned, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any claim released, remised and discharged by such party pursuant to the above release. If any of the undersigned or any of its successors, assigns or other legal representations violates the foregoing covenant, each such party, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all attorneys’ fees and costs incurred by such Released Party as a result of such violation. The provisions of this Reaffirmation and Release shall survive the termination of the Note Purchase Agreement and payment in full of the Obligations.

THIS REAFFIRMATION AND RELEASE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS THEREOF, BUT OTHERWISE WITHOUT REFERENCE TO THE CHOICE-OF-LAW PRINCIPLES OF THE LAW THEREOF.

Dated: June 26, 2009

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

GRANTORS:

CONE JACQUARDS LLC
CARLISLE FINISHING LLC
APPAREL FABRICS PROPERTIES, INC.
BURLINGTON INDUSTRIES V, LLC
CONE ADMINISTRATIVE AND SALES LLC
CONE INTERNATIONAL HOLDINGS II, INC.
INTERNATIONAL TEXTILE GROUP
ACQUISITION GROUP LLC
BURLINGTON INDUSTRIES LLC
WLR CONE MILLS IP, INC.
CONE DENIM LLC
BURLINGTON WORLDWIDE INC.
CONE DENIM WHITE OAK LLC
CONE INTERNATIONAL HOLDINGS, INC.
CONE ACQUISITION LLC

By:
Name:	Craig J. Hart
Title:	Vice President of each of the entities listed above

Signature Page to Reaffirmation and Release

VALENTEC WELLS, LLC
By: International Textile Group, Inc., its sole member

By:
Name:	Craig J. Hart
Title:	Vice President & Treasurer

SAFETY COMPONENTS FABRIC TECHNOLOGIES, INC.

By:
Name:	Craig J. Hart
Title:	Vice President & Treasurer

Signature Page to Reaffirmation and Release

NARRICOT INDUSTRIES LLC
By: International Textile Group, Inc., its sole member

By:
Name:	Craig J. Hart
Title:	Vice President & Treasurer

Signature Page to Reaffirmation and Release